Kirschner, Trustee v. FitzSimons, et al., Case No. 12-2652 (S.D.N.Y.); In re Tribune Fraudulent Conveyance Litigation, Case No. 19-3049 (2d Cir.) (the “FitzSimons Action”). On September 24, 2012 certain Voya funds (the “Subject Funds”), including Voya Large Cap Value Fund, were included along with thousands of other shareholder defendants in the FitzSimons Action, originally filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) as part of the Tribune Company’s (“Tribune”) Chapter 11 bankruptcy proceedings. In the FitzSimons Action, the plaintiff (a litigation trustee appointed by the bankruptcy court) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a 2007 leveraged buy-out (“LBO”) through which Tribune converted to a privately-held company, and that those share transfers must now be unwound. Following the consolidation of the State Law Constructive Fraudulent Transfer Cases (see discussion below), the FitzSimons Action was transferred from the Bankruptcy Court to the United States District Court for the Southern District of New York (the “District Court”). On January 6, 2017, the actual intent claims against the shareholder defendants (including the Subject Funds) were dismissed without leave to re-plead. In mid-July 2019, the plaintiff filed a notice of appeal to the Second Circuit. The plaintiff filed its opening brief in early January 2020. The defendants’ brief was filed on April 27, 2020 and the plaintiff filed a reply brief on May 18, 2020. Oral argument has now been scheduled for August 24, 2020.

In re Tribune Fraudulent Conveyance Litigation, Case No. 12-2296 (S.D.N.Y.); In re Tribune Fraudulent Conveyance Litigation, Case No. 13-3992 (2d Cir.). In addition to the FitzSimons Action, various additional actions, which also included the Subject Funds as defendants, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent, and therefore that the share transfers are voidable under constructive fraudulent transfer law. In December 2011, the Multidistrict Litigation Panel ordered the State Law Constructive Fraudulent Transfer Cases consolidated in the District Court for all pretrial purposes. The State Law Constructive Fraudulent Transfer Cases have a complicated procedural history and have already been through one round of appeals at the Second Circuit. Currently, the constructive fraudulent transfer claims against the shareholder defendants (including the Subject Funds) are dismissed. However, on May 15, 2018, the Second Circuit recalled the mandate in the State Law Constructive Fraudulent Transfer Cases in anticipation of further panel review following a February 2018 decision from the United States Supreme Court in an unrelated case. The Second Circuit has not yet provided further instructions on timing or procedure.